[Smith Barney Logo]

Smith Barney
Oregon
Municipals
Fund

S E M I  - A N N U A L   R E P O R T

October 31, 1998


[Smith Barney Logo]

Smith Barney Mutual Funds
Investing for your future.
Every day.(SM)

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<GRAPHIC OMITTED>

Smith Barney
Oregon
Municipals
Fund

HEATH B.
MCLENDON
Chairman

PETER M.
COFFEY
Vice President

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Oregon Municipals Fund ("Fund") for the period ended October 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.


Performance and Investment Strategy Update

For the six months ended October 31, 1998, the Fund's Class A shares returned 4.59% before the deduction of any sales charges. In comparison, the Fund's Lipper Analytical Services, Inc. ("Lipper") peer group average had a total return of 4.46% during the same period. (Lipper is an independent fund-tracking organization.) Performance information for the Fund's other share classes can be found beginning on page five.


Based on its net asset value ("NAV") of $11.00 as of October 31, 1998 and the current monthly income distribution rate of $0.04 for Class A shares, the Fund's annualized distribution rate is 4.42%. For an Oregon investor in a combined federal and state tax bracket of 41.76%, the Fund's tax-exempt yield of 4.42% is equivalent to a taxable yield of 7.59%. (This figure assumes an investor is in a federal income tax bracket of 36%.)


We continue to maintain a fairly long average life in the Fund because we see little inflation risk over the medium term. In addition, the bulk of the Fund's assets remain in quality, high coupon issues. We believe this strategy should boost the Fund's performance potential and help provide a steadier long-term income when interest rates are low.


As of October 31, 1998, the Fund's average call-adjusted life was about 9 years and 95% of the Fund's holdings were rated investment grade. In addition, 36% of the Fund's portfolio was rated AAA, the highest quality bond rating.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            1

Oregon Economic Highlights

Like many other parts of the country, Oregon's booming economy has started to slow down. Oregon's economic growth has been extraordinary in recent years, outpacing the national average gains in both employment growth and personal income. Moreover, Oregon has been successful in further diversifying its economy from one reliant on timber and agriculture to larger investments in high technology and services companies. Oregon's rising standard of living has attracted large numbers of new residents. Thanks to economic success and prudent debt management, Oregon continues to enjoy high marks from nationally recognized credit rating agencies.

However, many Asian nations are major trading partners with the State and ongoing weakness in that region has already begun to affect its economy. For example, Oregon's exports to Asian countries were down 17.9% in the first quarter of 1998 compared to the same period last year. Overall exports in the State were down 6.6% in the first quarter of 1998. Nevertheless, we believe that Oregon is well positioned for future prosperity. We remain positive on its long-term economic outlook.

Municipal Bond Market and Economic Overview

Bond market performance was shaped primarily by surging demand for U.S. Treasury securities and a massive issuance of municipal bonds in the past six months. During the reporting period, municipal bond prices remained relatively flat with coupon interest providing most of the returns for municipal bonds.


Troubled financial markets abroad and a strengthening U.S. dollar further exacerbated an already dramatic flight of capital from foreign countries into U.S. markets. The U.S. Treasury bond, considered to be the global benchmark for credit quality, was the chief beneficiary of these capital inflows. The large flows of money into U.S. Treasury securities drove their prices upward and their yields lower. On September 30, 1998, the yield of the bellwether 30-year U.S. Treasury bond fell to 4.95%, the lowest level for long-term government debt since 1967. Since then, long-term U.S. Treasury yields fell even further before drifting upward in recent days.


Up until July, many bond investors had been focused on any signs of the reappearance of inflation. However, developments in the Pacific Rim, such as Japan's failure to shore up its ailing banking system and Russia's unexpected devaluation of its currency, altered that view considerably. Moreover, a number of speculators who found themselves caught in highly unusual market conditions added to the growing uncertainty in U.S. capital markets.


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

In response to global tumult, the Federal Reserve Board ("Fed") signaled a shift in policy from vigilance against inflation toward concerns of global deflation by cutting short-term interest rates 0.25% at its September 1998 meeting. The rate cut was the first action by the Fed since March 1997. Shortly afterwards, the Fed took an extraordinary and unexpected action by cutting short-term interest rates again by another 0.25% on October 15, 1998. This latest action brings the federal-funds rate to 5.0% and the largely symbolic discount rate to 4.75%.* (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates. The discount rate is the interest rate the Federal Reserve charges its member banks for loans.)


Foreign investors, who do not benefit from the tax-exempt status of municipal bonds, have been large buyers of U.S. Treasury securities. As a result, yields for U.S. Treasury securities have declined further than those of municipal bonds. Municipal bond yields are currently yielding as much as 100% of equivalent maturity U.S. Treasury bonds. Municipal bonds are considered by many investors to be a good value when they yield about 85% of U.S. Treasury bonds. At their present levels, we believe that tax-exempt bonds can now provide a competitive income stream for risk-averse investors of almost any income tax bracket.


In contrast to the diminishing U.S. Treasury security supply, municipal bond issuance continued at record levels. This disparity in supply and demand between U.S. Treasury bonds and municipal bonds is a primary reason for municipal bond underperformance relative to U.S. Treasurys.

Municipal Bond Market Outlook

As noted above, we believe that municipal bonds represent competitive values under the current market conditions. With the stock market's recent volatility, many investors may be looking to reallocate their existing portfolios. In our opinion, this may be a timely opportunity for many of these investors to consider further diversifying their portfolios with municipal bonds.


We believe that economic conditions should remain supportive for the municipal bond market over the near term. The relatively high yield ratio between municipal bonds and U.S. Treasury bonds should slow the rate of advance refundings and help alleviate the oversupply of municipal bonds. Moreover, the U.S. economy remains sound despite the widely reported economic distress of many other countries. Although U.S. economic growth will likely slow over the coming months, we expect the economy to expand modestly. Despite recent remarks by Fed chairman Alan Greenspan, we expect that the Fed will be forced to continue to gradually lower short-term interest rates and that in turn should help correct some of the imbalances that exist in the overall bond market today.
--------
* The Fed reduced the federal-funds rate for the third time in seven weeks on November 17, 1998, after this letter was written.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            3

We would like to take this opportunity to encourage you to visit our new Internet Web site at www.smithbarney.com after you review this semi-annual report.


In closing, we would like to thank you for your investment in the Smith Barney Oregon Municipals Fund. We look forward to helping you achieve your financial goals.


Sincerely,

/s/ Heath B. McLendon        /s/ Peter M. Coffey
Heath B. McLendon            Peter M. Coffey
Chairman                     Vice President

November 12, 1998

--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                         -------------------------
                          Beginning        End          Income       Capital Gain      Total
Period Ended              of Period     of Period     Dividends     Distributions     Returns(1)
------------------------------------------------------------------------------------------------
10/31/98                   $ 10.76       $ 11.00       $ 0.25        $ 0.00             4.59%+
------------------------------------------------------------------------------------------------
4/30/98                      10.27         10.76         0.52          0.00             9.97
------------------------------------------------------------------------------------------------
4/30/97                      10.26         10.27         0.54          0.15             7.01
------------------------------------------------------------------------------------------------
4/30/96                      10.09         10.26         0.54          0.06             7.70
------------------------------------------------------------------------------------------------
Inception*-4/30/95++          9.55         10.09         0.49          0.00            11.08+
------------------------------------------------------------------------------------------------
Total                                                  $ 2.34        $ 0.21
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Historical Performance   -- Class B Shares
------------------------------------------------------------------------------------------------


                              Net Asset Value
                         -------------------------
                          Beginning        End          Income       Capital Gain      Total
Period Ended              of Period     of Period     Dividends     Distributions     Returns(1)
------------------------------------------------------------------------------------------------
10/31/98                 $ 10.75       $ 10.99       $ 0.22        $ 0.00                4.34%+
------------------------------------------------------------------------------------------------
4/30/98                    10.26         10.75         0.47          0.00                9.43
------------------------------------------------------------------------------------------------
4/30/97                    10.25         10.26         0.49          0.15                6.48
------------------------------------------------------------------------------------------------
4/30/96                    10.09         10.25         0.49          0.06                7.09
------------------------------------------------------------------------------------------------
Inception*-4/30/95++        9.55         10.09         0.45          0.00              10.59+
------------------------------------------------------------------------------------------------
Total                                                $ 2.12        $ 0.21
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares(2)
--------------------------------------------------------------------------------



                            Net Asset Value
                       -------------------------
                        Beginning        End          Income       Capital Gain      Total
Period Ended            of Period     of Period     Dividends     Distributions     Returns(1)
------------------------------------------------------------------------------------------------
10/31/98               $ 10.76       $ 11.00       $ 0.22        $ 0.00              4.32%+
------------------------------------------------------------------------------------------------
4/30/98                  10.27         10.76         0.46          0.00              9.38
------------------------------------------------------------------------------------------------
4/30/97                  10.26         10.27         0.48          0.15              6.43
------------------------------------------------------------------------------------------------
Inception*-4/30/96       10.28         10.26         0.47          0.06             4.99+
------------------------------------------------------------------------------------------------
Total                                              $ 1.63        $ 0.21
------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            5

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                        Without Sales Charge(1)
                                ---------------------------------------
                                  Class A       Class B      Class L(2)
-----------------------------------------------------------------------
Six Months Ended 10/31/98+        4.59%         4.34%        4.32%
-----------------------------------------------------------------------
Year Ended 10/31/98               7.50          6.98         6.94
-----------------------------------------------------------------------
Inception* through 10/31/98       9.10++         8.55++       7.27
-----------------------------------------------------------------------

                                          With Sales Charge(3)
                                -----------------------------------------
                                  Class A        Class B       Class L(2)
-----------------------------------------------------------------------
Six Months Ended 10/31/98+        0.39%          (0.16)%        2.26%
-----------------------------------------------------------------------
Year Ended 10/31/98               3.17            2.48          4.85
-----------------------------------------------------------------------
Inception* through 10/31/98       8.09++          8.38 ++       6.97
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                              Without Sales Charge(1)
                                             --------------------------
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/98)                 47.25%++
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/98)                 43.98++
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/98)(2)               27.50
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) On June 12, 1998, Class C shares were renamed Class L shares.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* The inception date for Class A and B shares is May 23, 1994 and May 16, 1995 for Class L shares.

++ Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been:


                                                          Class A      Class B
--------------------------------------------------------------------------------
   Inception*through 4/30/95                              6.23%       5.55%
--------------------------------------------------------------------------------
   Inception* through 10/31/98:
    Average Annual Total Return Without Sales Charge      8.33        7.69
    Average Annual Total Return With Sales Charge         7.33        7.51
--------------------------------------------------------------------------------
   Cumulative Total Return                               42.68       38.98
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

 Historical Performance (unaudited)

             Growth of $10,000 Invested in Class A and B Shares of
                    Smith Barney Oregon Municipals Fund vs.
                   the Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                            May 1994 -- October 1998


[Line Chart]

         SB Oregon Municipals     SB Oregon Municipals      Lehman Brothers
         Fund Class A Shares      Fund Class B Shares     Municipal Bond Index

5/23/94          9598                10000                     10000
10/94            9822                 9762                      9830
4/95            10662                11033                     10574
10/95           11389                11385                     11289
4/96            11483                11543                     11414
10/96           12062                12109                     11932
4/97            12287                12595                     12172
10/97           13146                13259                     12946
4/98            13512                13941                     13305
10/31/98        14133                14298                     13985


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on May 23, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1998. In addition, there is an hypothetical illustration of $10,000 invested in Class B shares at inception on May 23, 1994, assuming deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.


  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* This figure includes the effect of the cash contribution to capital from the investment adviser.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            7

 Portfolio Highlights (unaudited)                  October 31, 1998

Portfolio Breakdown

[Pie Chart]

Pollution Control 1.4%
Miscellaneous 7.4%
Tax Allocation 0.8%
Education 13.8%
Utilities 7.1%
General Obligation 20.7%
Industrial Development 3.1%
Short Term 0.3%
Water and Sewer 8.5%
Hospitals 7.9%
Life Care Systems 2.7%
Transportation 7.3%
Housing 19.0%

Summary of Investments by Combined Ratings


                          Standard &       Percentage of
  Moody's      and/or       Poor's       Total Investments
----------------------------------------------------------
   Aaa                        AAA               36.4%
    Aa                        AA                14.7
    A                          A                29.8
   Baa                        BBB               14.6
    NR                        NR                 4.3
P-1/VMIG1                     A-1                0.2
                                               -----
                                               100.0%
                                               =====

--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

 Schedule of Investments (unaudited)               October 31, 1998


     FACE
    AMOUNT      RATING (a)                          SECURITY                             VALUE
------------------------------------------------------------------------------------------------
                                         Education -- 13.8%
 $ 1,000,000   AAA          Marion County School District No. 103C, Woodburn
                             Deferred Interest, Series B, FGIC-Insured, zero coupon
                             due 11/1/12                                             $  537,500
     500,000   AAA          Multnomah County Educational Facilities Revenue,
                             (University of Portland Project), Refunding Bonds,
                             AMBAC-Insured, 5.000% due 4/1/18                           503,750
   1,000,000   AAA          Oregon Health Sciences, University Revenue, Series A,
                             MBIA-Insured, zero coupon due 7/1/13                       500,000
   1,000,000   AA           Oregon State Board Higher Education, Series A,
                             6.000% due 8/1/26                                        1,097,500
                            Oregon State Health, Housing, Educational & Cultural
                             Facilities Authority, Series A:
     500,000   Baa1*          Linfield College Project, 5.500% due 10/1/18              511,250
     430,000   A1*            Oak Tree Foundation Project, 6.100% due 5/1/15            457,413
     500,000   AAA          Southwestern Oregon Community College District,
                             AMBAC-Insured, 5.600% due 6/1/16                           529,375
                            Washington County School District No. 088J, (Sherwood
                             Project), FSA-Insured:
     400,000   AAA            Pre-Refunded--Escrowed with U.S. government
                              securities to 6/1/05 Call @ 100, 6.100% due 6/1/12        450,500
     100,000   AAA            6.100% due 6/1/12                                         110,875
------------------------------------------------------------------------------------------------
                                                                                      4,698,163
------------------------------------------------------------------------------------------------

General Obligation -- 20.7%
     450,000   AAA          Chemeketa Community College District, GO,
                             FGIC-Insured, 5.800% due 6/1/12                            504,000
   1,000,000   AAA          Clackamas & Washington Counties School District
                             No. 003 JT, FGIC-Insured, 5.000% due 6/1/16              1,008,750
     500,000   AAA          Lane County Bethel, GO, School District No. 052,
                             FGIC-Insured, 6.400% due 12/1/09                           575,000
     500,000   AAA          Lincoln County School District, GO, Series 95,
                             FGIC-Insured, 5.250% due 6/15/12                           530,000
                             Oregon State Veterans Welfare, GO:
     500,000   AA            Series 76A, 5.900% due 10/1/17                             543,750
     500,000   AA            Series 77, 5.200% due 10/1/18                              506,875
                            Puerto Rico Commonwealth, GO:
   1,500,000   A             Capital Appreciation, Public Improvement, zero
                              coupon due 7/1/14                                         714,375
   1,000,000   A             Public Improvement Refunding Bonds, 5.500%
                              due 7/1/13                                              1,067,500
   1,000,000   Aa3*         Washington, Multnomah & Yamhill Counties, School
                             District No. 1J, Refunding Bonds, 5.000% due 11/1/14     1,042,500
     500,000   AAA          Yamhill County School District No. 040, FGIC-Insured,
                             5.600% due 6/1/16                                          530,625
------------------------------------------------------------------------------------------------
                                                                                      7,023,375
------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            9

 Schedule of Investments (unaudited) (continued)   October 31, 1998


    FACE
   AMOUNT     RATING (a)                           SECURITY                               VALUE
------------------------------------------------------------------------------------------------
                                          Hospitals -- 7.9%
$ 500,000    A            Benton County Hospital Facility Authority Revenue,
                           (Samaritan Health Services Project),
                           5.200% due 10/1/17                                        $   498,750
  595,000    BBB+         Klamath Falls Intercommunity Hospital Authority
                           Revenue, (Gross-Merle West Medical Center Project),
                           7.100% due 9/1/24(b)                                          657,475
1,000,000    AAA          Medford Hospital Facility Authority Revenue, Asante
                           Health Systems, Series A, MBIA-Insured, 5.000%
                           due 8/15/18                                                 1,002,500
  500,000    BBB          Puerto Rico Industrial Tourist Education, Medical &
                           Environmental Control Facilities, (Ryder Memorial
                           Hospital Project), Series A, 6.700% due 5/1/24                543,750
------------------------------------------------------------------------------------------------
                                                                                       2,702,475
------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 11.0%
  215,000    Aa2*         Oregon State Housing & Community Services, Housing
                           & Finance Revenue Bonds, Assisted or Insured Multi-
                           Unit Mortgages, Series A, FHA-Insured,
                           6.800% due 7/1/13                                             227,631
                          Portland Housing Authority, Multi-Family Revenue,
                           Series A:
  500,000    Aa1*           Cherry Blossom Apartments, GNMA-Collateralized,
                             6.100% due 12/20/26(c)                                      541,250
1,000,000    A1*            Cherry Ridge Project, 6.250% due 5/1/12(b)                 1,056,250
  300,000    NR             Sr. Lien Revenue, (Fairview Woods Project),
                             6.875% due 8/1/14                                           310,125
  555,000    AAA          Portland Multi-Family Revenue, Collins Circle Apartments,
                           FNMA-Collateralized, 5.125% due 6/1/21                        549,450
1,000,000    A1*          Washington County Housing Authority, Multi-Family
                           Revenue, (Bethany Meadows Project),
                           6.250% due 8/1/13(c)                                        1,062,500
------------------------------------------------------------------------------------------------
                                                                                       3,747,206
------------------------------------------------------------------------------------------------

Housing: Single-Family -- 8.0%
                          Oregon State Housing & Community Services, Mortgage
                           Revenue Bonds, Single-Family Mortgage Program:
1,000,000    Aa2*           Series B, 6.875% due 7/1/28(b)                             1,065,000
  475,000    Aa2*           Series D, 6.500% due 7/1/24(b)(c)                            504,687
  500,000    A            Portland Housing Authority Revenue, Pooled Housing,
                           Series A, 5.000% due 1/1/19                                   498,125
  330,000    AAA          Puerto Rico Housing Bank & Finance Agency, Single-
                           Family Mortgage Revenue, Affordable Housing
                           Mortgage-Portfolio I, GNMA/FNMA/FHLMC-
                           Collateralized, 6.250% due 4/1/29(c)                          352,688

See Notes to Financial Statements.
--------------------------------------------------------------------------------
1998 Semi-Annual Report to Shareholders                                      10

 Schedule of Investments (unaudited) (continued)   October 31, 1998

    FACE
   AMOUNT     RATING (a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
Housing: Single-Family -- 8.0% (continued)
$ 270,000    AAA          Virgin Islands HFA, Single-Family Mortgage Revenue,
                           Program A, GNMA-Collateralized,
                           6.450% due 3/1/16(c)                                       $   286,875
-------------------------------------------------------------------------------------------------
                                                                                        2,707,375
-------------------------------------------------------------------------------------------------
Industrial Development -- 3.1%
1,000,000    Baa2*        Oregon State EDR, Georgia-Pacific Corp., Series CVLII,
                           6.350% due 8/1/25(c)                                         1,065,000
-------------------------------------------------------------------------------------------------
Life Care Systems -- 2.7%
  400,000    NR           Albany Hospital Facilities Authority Revenue, Mennonite
                           Home of Albany Inc., 5.900% due 10/1/20                        406,500
  500,000    NR           Clackamus County Hospital Facilities Authority Revenue,
                           (Robison Jewish Home Project), 6.250% due 10/1/28              528,750
-------------------------------------------------------------------------------------------------
                                                                                          935,250
-------------------------------------------------------------------------------------------------
Miscellaneous -- 7.4%
  600,000    A2*          Oregon State Bond Bank Revenue, Economic
                           Development Department, Series 1, 6.700%
                           due 1/1/15                                                     662,250
  500,000    AAA          Oregon State Department of Administrative Services,
                           COP, Series A, AMBAC-Insured, 5.800% due 5/1/24                545,000
  500,000    BBB          Puerto Rico Housing Bank & Finance Agency, Kidder,
                           7.500% due 12/1/06                                             593,750
  500,000    BBB-         Virgin Islands Public Finance Authority Revenue, Sr. Lien,
                           Series A, 5.500% due 10/1/18                                   506,250
  200,000    NR           Western Generation Agency, (Wauna Cogeneration
                           Project), Series B, 7.250% due 1/1/09(c)                       214,750
-------------------------------------------------------------------------------------------------
                                                                                        2,522,000
-------------------------------------------------------------------------------------------------
Pollution Control -- 1.4%
  450,000    A3*          Port Umpqua Pollution Control, (International Paper Co.
                           Projects), Series A, 5.050% due 6/1/09                         462,375
-------------------------------------------------------------------------------------------------
Short-Term (d) -- 0.3%
  100,000    VMIG1*       Puerto Rico Commonwealth, Government Development
                           Bank, 2.750% due 12/1/15                                       100,000
-------------------------------------------------------------------------------------------------
Tax Allocation -- 0.8%
  250,000    A-           Medford Urban Renewal Agency, Tax Revenue, Series A,
                           5.875% due 9/1/10                                              266,562
-------------------------------------------------------------------------------------------------
Transportation -- 7.3%
  400,000    AAA          Port Portland Airport Revenue, Portland International
                           Airport, Series 10, FGIC-Insured, 5.750% due 7/1/25(c)         425,500
1,500,000    A            Puerto Rico Commonwealth Highway & Transportation
                           Authority, Highway Revenue, Series Y,
                           5.000% due 7/1/36                                            1,505,625

See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           11

 Schedule of Investments (unaudited) (continued)   October 31, 1998


    FACE
   AMOUNT     RATING (a)                            SECURITY                                VALUE
--------------------------------------------------------------------------------------------------
Transportation -- 7.3% (continued)
$ 500,000    Baa2*        Puerto Rico Port Authority Revenue, Special Facilities,
                           American Airlines, Series A, 6.250% due 6/1/26(c)           $   545,625
--------------------------------------------------------------------------------------------------
                                                                                         2,476,750
--------------------------------------------------------------------------------------------------
Utilities -- 7.1%
  500,000    AAA          Eugene Electric Utility Revenue, FSA-Insured,
                            4.850% due 8/1/15                                              502,500
  500,000    BBB          Guam Power Authority Revenue, Series A,
                          6.300% due 10/1/22                                               531,875
1,440,000    AAA          Puerto Rico Electric Power Authority, Series EE,
                           4.500% due 7/1/18                                             1,368,000
--------------------------------------------------------------------------------------------------
                                                                                         2,402,375
--------------------------------------------------------------------------------------------------
Water and Sewer -- 8.5%
  250,000    A+           Beavertown Water Revenue, Series 1994,
                           6.125% due 6/1/14(b)                                            268,125
  360,000    A+           Clackamas County Service District No. 001, Sewer
                           Revenue, 6.375% due 10/1/14                                     399,600
  500,000    AAA          Klamath Falls Water Revenue, FSA-Insured,
                           5.600% due 7/1/16                                               529,375
  600,000    Aa1*         Port Umatilla Water Revenue, 6.650% due 8/1/22(c)                650,250
1,000,000    AAA          Tualatin Valley Water District, FSA-Insured,
                           5.100% due 6/1/14                                             1,027,500
--------------------------------------------------------------------------------------------------
                                                                                         2,874,850
--------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENTS -- 100%
                          $31,874,458**)                                               $33,983,756
--------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings service ("Standard & Poor's") with the exception of those identified by an asterisk (*), which are rated by Moody's Investor Service, Inc. ("Moody's").
(b) Security segregated by Custodian for open purchase commitments.
(c) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
** Aggregate cost for Federal income tax purposes is substantially the same.


See pages 13 and 14 for definition of ratings and certain security description.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

 Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --   Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa   --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --   Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa"
           group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A     --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --   Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
NR    --   Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                          13

Short-Term Security Ratings (unaudited)

SP-1     --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      --    Standard & Poor's highest commercial paper and variable-rate demand obligation
               (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   --    Moody's highest rating for issues having a demand feature--VRDO.
P-1      --    Moody's highest rating for commercial paper and for VRDO prior to the advent of the
               VMIG 1 rating.

--------------------------------------------------------------------------------
  Security Descriptions (unaudited)

ABAG     --    Association of Bay Area
                Governments
AIG      --    American International Guaranty
AMBAC    --    AMBAC Indemnity Corporation
BAN      --    Bond Anticipation Notes
BIG      --    Bond Investors Guaranty
CGIC     --    Capital Guaranty Insurance
                Company
CHFCLI   --    California Health Facility
                Construction Loan Insurance
CONNIE   --    College Construction Loan
  LEE           Insurance Association
COP      --    Certificate of Participation
EDA      --    Economic Development Authority
EDR      --    Economic Development Revenue
ETM      --    Escrowed To Maturity
FGIC     --    Financial Guaranty Insurance
                Company
FHA      --    Federal Housing Administration
FHLMC    --    Federal Home Loan Mortgage
                Corporation
FLAIRS   --    Floating Adjustable Interest
                Rate Securities
FNMA     --    Federal National Mortgage
                Association
FRTC     --    Floating Rate Trust Certificates
FSA      --    Financing Security Assurance
GIC      --    Guaranteed Investment Contract
GNMA     --    Government National Mortgage
                Association
GO       --    General Obligation
HDC      --    Housing Development
                Corporation


HFA      --    Housing Finance Authority
IDA      --    Industrial Development
                Authority
IDB      --    Industrial Development Board
IDR      --    Industrial Development
                Revenue
INFLOS   --    Inverse Floaters
ISD      --    Independent School District
LOC      --    Letter of Credit
MBIA     --    Municipal Bond Investors
                Assurance Corporation
MVRICS   --    Municipal Variable Rate lnverse
                Coupon Security
PCR      --    Pollution Control Revenue
PSF      --    Permanent School Fund
RAN      --    Revenue Anticipation Notes
RIBS     --    Residual Interest Bonds
RITES    --    Residual Interest Tax-Exempt
                Securities
TAN      --    Tax Anticipation Notes
TECP     --    Tax-Exempt Commercial Paper
TOB      --    Tender Option Bonds
TRAN     --    Tax and Revenue Anticipation
                Notes
SYCC     --    Structured Yield Curve
                Certificate
VA       --    Veterans Administration
VRDD     --    Variable Rate Daily
                Demand
VRWE     --    Variable Rate Wednesday
                Demand



--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

Statement of Assets and Liabilities (unaudited)   October 31, 1998

ASSETS:
 Investments, at value (Cost -- $31,874,458)                          $33,983,756
 Interest receivable                                                      566,812
 Receivable for Fund shares sold                                           63,484
 Deferred organization costs                                                1,411
--------------------------------------------------------------------  -----------
 Total Assets                                                          34,615,463
--------------------------------------------------------------------  -----------
LIABILITIES:
 Payable for securities purchased                                         508,715
 Dividends payable                                                        116,423
 Investment advisory fees payable                                          25,426
 Administration fees payable                                               16,951
 Payable to bank                                                           11,665
 Distribution fees payable                                                  3,369
 Accrued expenses                                                          38,293
--------------------------------------------------------------------  -----------
 Total Liabilities                                                        720,842
--------------------------------------------------------------------  -----------
Total Net Assets                                                      $33,894,621
--------------------------------------------------------------------  -----------
NET ASSETS:
 Par value of shares of beneficial interest                           $     3,083
 Capital paid in excess of par value                                   31,525,212
 Overdistributed net investment income                                     (5,842)
 Accumulated net realized gain from security transactions                 262,870
 Net unrealized appreciation of investments                             2,109,298
--------------------------------------------------------------------  -----------
Total Net Assets                                                      $33,894,621
--------------------------------------------------------------------  -----------
Shares Outstanding:
  Class A                                                               1,232,592
------------------------------------------------------------------------------
  Class B                                                               1,635,558
------------------------------------------------------------------------------
  Class L                                                                 214,508
------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                           $11.00
------------------------------------------------------------------------------
  Class B*                                                                 $10.99
------------------------------------------------------------------------------
------------------------------------------------------------------------------
  Class L**                                                                $11.00
------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
 Class A (net asset value plus 4.17% of net asset value per share)         $11.46
------------------------------------------------------------------------------
 Class L (net asset value plus 1.01% of net asset value per share)         $11.11
--------------------------------------------------------------------  -----------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           15

Statement of Operations (unaudited)

For the Six Months Ended October 31, 1998


INVESTMENT INCOME:
 Interest                                                               $  894,028
----------------------------------------------------------------------------------
EXPENSES:
 Distribution fees (Note 4)                                                 75,456
 Investment advisory fees (Note 4)                                          49,972
 Administration fees (Note 4)                                               33,314
 Audit and legal                                                            15,650
 Shareholder and system servicing fees                                      12,785
 Shareholder communications                                                 12,500
 Trustees' fees                                                              7,550
 Amortization of deferred organization costs                                 4,052
 Pricing service fees                                                        3,550
 Registration fees                                                           3,250
 Custody                                                                     1,050
 Other                                                                       2,500
----------------------------------------------------------------------------------
 Total Expenses                                                            221,629
 Less: Investment advisory and administration fee waivers (Note 4)         (15,411)
----------------------------------------------------------------------------------
 Net Expenses                                                              206,218
----------------------------------------------------------------------------------
Net Investment Income                                                      687,810
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5):
 Realized Gain (Loss) From:
  Security transactions (excluding short-term securities)                   99,984
  Future contracts                                                          (4,826)
----------------------------------------------------------------------------------
 Net Realized Gain                                                          95,158
----------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments:
  Beginning of period                                                    1,467,894
  End of period                                                          2,109,298
----------------------------------------------------------------------------------
 Increase in Net Unrealized Appreciation                                   641,404
----------------------------------------------------------------------------------
Net Gain on Investments                                                    736,562
----------------------------------------------------------------------------------
Increase in Net Assets From Operations                                  $1,424,372
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

Statements of Changes in Net Assets

For the Six Months Ended October 31, 1998 (unaudited) and the Year Ended April 30, 1998


                                                                        October 31,        April 30,
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                                                $   687,810       $ 1,305,551
 Net realized gain                                                         95,158           167,712
 Increase in net unrealized appreciation                                  641,404           992,126
----------------------------------------------------------------------------------------------------
 Increase in Net Assets From Operations                                 1,424,372         2,465,389
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                   (707,099)       (1,284,672)
----------------------------------------------------------------------------------------------------
 Decrease in Net Assets From Distributions to Shareholders               (707,099)       (1,284,672)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares                                       3,675,581         7,708,928
 Net asset value of shares issued for reinvestment of dividends           377,487           834,873
 Cost of shares reacquired                                             (2,047,400)       (2,418,872)
----------------------------------------------------------------------------------------------------
 Increase in Net Assets From Fund Share Transactions                    2,005,668         6,124,929
----------------------------------------------------------------------------------------------------
Increase in Net Assets                                                  2,722,941         7,305,646
NET ASSETS:
 Beginning of period                                                   31,171,680        23,866,034
----------------------------------------------------------------------------------------------------
 End of period*                                                       $33,894,621       $31,171,680
----------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income:     $    (5,842)      $    13,447
----------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           17

 Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, organization costs have been deferred and are being amortized on a straight-line method over a five-year period, beginning with the commencement of the Fund's operations in May 1994.

2. Fund Concentration
Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.

3. Exempt-Interest Dividends and Other Distributions
The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.



--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

4. Investment Advisory Agreement, Administration Agreement and Affiliated Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. MMC waived $9,247 of the investment advisory fees for the Fund for the six months ended October 31, 1998.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. MMC waived $6,164 of its administration fees for the six months ended October 31, 1998.


On October 8, 1998, CFBDS, Inc. became the Fund's distributor. Prior to that date Salomon Smith Barney Inc. ("SSB"), was the Fund's distributor. SSB (as well as certain other broker-dealers) continues to sell Fund shares to the public as members of the selling group.


On June 12, 1998, the Portfolio's existing Class C shares were renamed Class L shares. Effective June 15, 1998, Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% contingent deferred sales charge ("CDSC"), which applies if redemption occurs within the first year of purchase.


There is also a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.



For the six months ended October 31, 1998, SSB received sales charges of $22,000 and $3,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB for Class B shares were approximately $20,000.



--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           19

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the six months ended October 31, 1998, total Distribution Plan fees incurred were:


                            Class A     Class B     Class L
-----------------------------------------------------------
Distribution Plan Fees      $9,821     $57,582     $8,053
-----------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

5. Investments
During the six months ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


Purchases     $7,600,638
------------------------
Sales          5,242,360
------------------------

At October 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation      $2,116,098
Gross unrealized depreciation          (6,800)
---------------------------------------------
Net unrealized appreciation        $2,109,298
---------------------------------------------

6. Shares of Beneficial Interest

At October 31, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the renaming of existing Class C shares as Class L shares.


At October 31, 1998, total paid-in capital amounted to the following for each class:


                              Class A          Class B         Class L
                          --------------   --------------   -------------
Total Paid-in Capital     $12,546,267      $16,708,793      $2,273,235
-----------------------   -----------      -----------      ----------


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

Transactions in shares of each class were as follows:



                                         Six Months Ended                    Year Ended
                                         October 31, 1998                  April 30, 1998
                                  ------------------------------   ------------------------------
                                     Shares           Amount          Shares           Amount
                                  ------------   ---------------   ------------   ---------------
Class A
Shares sold                          102,439      $  1,119,378        227,196      $  2,433,102
Shares issued on reinvestment         14,674           160,580         32,120           344,459
Shares redeemed                      (34,126)         (374,507)       (61,216)         (654,241)
-------------------------------      -------      ------------        -------      ------------
Net Increase                          82,987      $    905,451        198,100      $  2,123,320
-------------------------------      -------      ------------        -------      ------------
Class B
Shares sold                          192,905      $  2,107,931        358,803      $  3,835,768
Shares issued on reinvestment         17,276           188,780         40,875           437,701
Shares redeemed                     (127,394)       (1,396,994)      (132,271)       (1,424,718)
-------------------------------     --------      ------------       --------      ------------
Net Increase                          82,787      $    899,717        267,407      $  2,848,751
-------------------------------     --------      ------------       --------      ------------
Class L+
Shares sold                           40,918      $    448,272        133,622      $  1,440,058
Shares issued on reinvestment          2,572            28,127          4,905            52,713
Shares redeemed                      (25,117)         (275,899)       (31,329)         (339,913)
-------------------------------     --------      ------------       --------      ------------
Net Increase                          18,373      $    200,500        107,198      $  1,152,858
-------------------------------     --------      ------------       --------      ------------

+ On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           21

 Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended April 30, except where noted:



Class A Shares                               1998(1)          1998          1997          1996          1995(2)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  10.76         $ 10.27      $ 10.26       $ 10.09        $   9.55
--------------------------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income(3)                      0.24           0.53          0.54          0.55            0.49
 Net realized and unrealized gain              0.25           0.48          0.16          0.22            0.54
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.49           1.01          0.70          0.77            1.03
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       ( 0.25)         ( 0.52)       ( 0.54)       ( 0.54)        ( 0.49)
 Net realized gains                              --              --        ( 0.13)       ( 0.06)            --
 Excess of net realized gains                    --              --        ( 0.02)           --             --
--------------------------------------------------------------------------------------------------------------
Total Distributions                          ( 0.25)         ( 0.52)       ( 0.69)       ( 0.60)        ( 0.49)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $  11.00         $ 10.76      $ 10.27       $ 10.26        $  10.09
--------------------------------------------------------------------------------------------------------------
Total Return(4)                                4.59%++         9.97%         7.01%         7.70%         11.08%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $ 13,562         $12,371      $  9,769      $  7,520       $  6,323
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(3)                                   0.93%+          0.65%         0.65%         0.66%          0.82%+
 Net investment income                        4.44 +          4.96          5.21          5.21           5.28 +
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          16%             49%           37%           75%            30%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended October 31, 1998 (unaudited)
(2) For the period from May 23, 1994 (inception date) to April 30, 1995.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 1998 and the years ended April 30, 1998, 1997, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:


                                                                                           Expense Ratios
                              Per Share Decreases                                     Without Fee Waivers
                           to Net Investment Income                                    and Reimbursements
             ----------------------------------------------------- ----------------------------------------------------------
              1998(1)     1998       1997       1996       1995         1998(1)      1998       1997       1996        1995
             --------- ---------- ---------- ---------- ----------   ------------ ---------- ---------- ---------- ------------
   Class A   $ 0.01     $ 0.05     $ 0.07     $ 0.11     $ 0.12       1.01%+      1.12%      1.41%      1.75%       2.05%+

(4) Total return for Class A shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on October 24, 1994. The total amount of this contribution was $251,349. Without this cash contribution the total return would have been 6.23%.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended April 30, except where noted:



Class B Shares                               1998(1)          1998          1997          1996          1995(2)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  10.75         $ 10.26       $ 10.25      $ 10.09        $   9.55
--------------------------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income(3)                      0.22           0.48          0.48          0.49            0.44
 Net realized and unrealized gain              0.24           0.48          0.17          0.22            0.55
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.46           0.96          0.65          0.71            0.99
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       ( 0.22)         ( 0.47)       ( 0.49)       ( 0.49)        ( 0.45)
 Net realized gains                              --              --        ( 0.13)       ( 0.06)            --
 Excess of net realized gains                    --              --        ( 0.02)           --             --
--------------------------------------------------------------------------------------------------------------
Total Distributions                          ( 0.22)         ( 0.47)       ( 0.64)       ( 0.55)        ( 0.45)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $  10.99         $ 10.75       $ 10.26      $ 10.25        $  10.09
--------------------------------------------------------------------------------------------------------------
Total Return(4)                                4.34%++         9.43%         6.48%         7.09%         10.59%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $ 17,973         $16,691       $13,184      $  9,861       $  6,558
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(3)                                   1.44%+          1.17%         1.17%         1.21%          1.38%+
 Net investment income                        3.93 +          4.44          4.69          4.62           4.74 +
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          16%             49%           37%           75%            30%
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended October 31, 1998 (unaudited)
(2) For the period from May 23, 1994 (inception date) to April 30, 1995.
(3) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 1998 and the years ended April 30, 1998, 1997, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:


                                                                                           Expense Ratios
                              Per Share Decreases                                     Without Fee Waivers
                           to Net Investment Income                                    and Reimbursements
             ----------------------------------------------------- ----------------------------------------------------------
              1998(1)     1998       1997       1996       1995         1998(1)      1998       1997       1996        1995
             --------- ---------- ---------- ---------- ----------   ------------ ---------- ---------- ---------- ------------
   Class B   $ 0.01     $ 0.05     $ 0.07     $ 0.11     $ 0.11        1.53%+      1.63%      1.93%      2.29%       2.59%+

(4) Total return for Class B shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on October 24, 1994. The total amount of this contribution was $221,558. Without this cash contribution the total return would have been 5.55%.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           23

For a share of each class of beneficial interest outstanding throughout each year ended April 30, except where noted:


Class L Shares(1)                            1998(2)          1998          1997          1996(3)
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period       $  10.76        $ 10.27       $ 10.26        $  10.28
------------------------------------------------------------------------------------------------
Income From Operations:
 Net investment income(4)                      0.22           0.47          0.47            0.45
 Net realized and unrealized gain              0.24           0.48          0.17            0.06
------------------------------------------------------------------------------------------------
Total Income From Operations                   0.46           0.95          0.64            0.51
------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                       ( 0.22)         ( 0.46)       ( 0.48)        ( 0.47)
 Net realized gains                              --              --        ( 0.13)        ( 0.06)
 Excess of net realized gains                    --              --        ( 0.02)            --
------------------------------------------------------------------------------------------------
Total Distributions                          ( 0.22)         ( 0.46)       ( 0.63)        ( 0.53)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $  11.00        $ 10.76       $ 10.27        $  10.26
------------------------------------------------------------------------------------------------
Total Return                                   4.32%++         9.38%         6.43%          4.99%++
------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $  2,360        $  2,110      $    913       $    614
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses(4)                                   1.48%+          1.21%         1.21%          1.25%+
 Net investment income                        3.89 +          4.39          4.66           4.80 +
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          16%             49%           37%            75%
------------------------------------------------------------------------------------------------

(1) On June 12, 1998, Class C shares were renamed Class L shares.
(2) For the six months ended October 31, 1998 (unaudited)
(3) For the period from May 16, 1995 (inception date) to April 30, 1996.
(4) The investment adviser and administrator waived all or part of their fees for the six months ended October 31, 1998 and the years ended April 30, 1998, 1997 and the period ended April 30, 1996. In addition, the investment adviser has reimbursed the Fund for $53,166 and $85,446 in expenses for the year ended April 30, 1997 and the period ended April 30, 1996, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                                                         Expense Ratios
                                 Per Share Decreases                                   Without Fee Waivers
                               to Net Investment Income                                and Reimbursements
                   ------------------------------------------------   -----------------------------------------------------
                    1998(2)       1998         1997         1996         1998(2)        1998         1997          1996
                   ---------   ----------   ----------   ----------   ------------   ----------   ----------   ------------
    Class L(1)      $ 0.01       $ 0.04       $ 0.06       $ 0.10        1.57%+        1.67%        1.96%         2.38%+

++  Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

[Back Cover]

SALOMON SMITH BARNEY

A member of citigroup [Umbrella Logo]

Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliott S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser
and Administrator
Mutual Management Corp.

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Oregon Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Oregon Municipals Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com

FD0820 12/98